SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2003

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                               LIQUID AUDIO, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     0-25977                  77-0421089
(State or other jurisdiction of  (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)





         800 Chesapeake Drive
          Redwood, California                                     94063
 (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (650) 549-2000

Item 4.    Changes in Registrant's Certifying Accountant.

(i) On May 1, 2003, Liquid Audio, Inc. (the "Company") engaged Rothstein, Kass & Company, P.C. ("RK") as its new independent auditors.

(ii) During the two most recent fiscal years and through May 8, 2003, the Company did not consult RK regarding any of the events described in
         Item 304(a)(2)(i)-(ii) of Regulation S-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Liquid Audio, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003             LIQUID AUDIO, INC.


                              By: /s/ Melvyn Brunt
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                                    Melvyn Brunt
                                    Chief Financial Officer